UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT COMPANY

Investment Company Act file number:	811-21478

Name of Registrant:	Vanguard Convertible Securities Fund

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:	November 30

Date of reporting period:	December 1, 2005 - May 31, 2005

Item 1:	Reports to Shareholders

Vanguard® Convertible Securities Fund

> Semiannual Report

May 31, 2006

>	Vanguard Convertible Securities Fund logged an excellent half-year return of 8.4%, well ahead of its benchmark index and the average return among peer funds.
>

The fund’s gains were shaped by the advisor’s successful selection among convertible securities in a range of industries. The fund also benefited from stock and bond markets that favored small companies with low credit ratings.

>	The broad bond market was flat for the half-year; stock gains were greatest among small-capitalization and foreign stocks.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisor’s Report	6
Fund Profile	9
Performance Summary	10
Financial Statements	11
About Your Fund’s Expenses	20
Trustees Approve Advisory Agreement	22
Glossary	23

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended May 31, 2006
Total
Return
Vanguard Convertible Securities Fund	8.4%
Merrill Lynch All US Convertibles Index	5.4
Average Convertible Securities Fund[1]	4.5
Dow Jones Wilshire 5000 Index	3.4

Your Fund’s Performance at a Glance
November 30, 2005–May 31, 2006

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Convertible Securities Fund	$13.57	$14.08	$0.18	$0.43

1 Derived from data provided by Lipper Inc.

Chairman’s Letter

Dear Shareholder,

During the fiscal half-year ended May 31, 2006, an investment trend of embracing risk continued, with emerging-market stocks and economically sensitive smaller companies the chief beneficiaries. Vanguard Convertible Securities Fund flourished in this environment, returning 8.4%.

The fund focuses on convertible bonds issued by companies that have good growth prospects but weaker credit ratings than the market as a whole. During the recent period of strong economic growth, investors showed faith in the growth prospects of these lower-rated companies and favored their securities.

The fund’s convertible bonds were of a slightly lower credit quality than those of its index, giving it a relative performance advantage during the period. The fund also widely outdistanced the average return among peer funds, partly due to the advisor’s superior security selection and partly to a focus solely on convertible securities. Peer funds tend to include “straight” stocks and bonds that do not offer a conversion feature.

Bonds treaded water as rates continued to rise

Bond market returns were flat during the past six months, as rising interest rates put pressure on prices. The Federal Reserve Board raised its target for the federal funds rate from 4.00% to 5.00%

in four separate actions as part of its efforts to rein in inflationary pressures. Yields moved higher across the maturity spectrum, a change from the pattern in prior months when yields rose at the shorter end but fell at the longer end.

In general, short-term and municipal securities outperformed long-term taxable bonds. High-yield bonds, which are less sensitive to changes in interest rates, turned in impressive relative results.

Stocks gained ground, then stumbled late in the period

The U.S. stock market advanced through much of the fiscal half-year, with some indexes approaching a five-year high in early May. Despite ongoing concerns about high energy costs and the possibility of inflation, investors generally remained positive about the economy. In mid-May, however, worries over whether the Fed would continue to raise interest rates gave some investors pause, leading to a decline in the major indexes.

In the U.S. market, small-capitalization stocks once again outperformed their large-cap counterparts, a persistent trend over the past few years. Returns of international stocks, aided by a weak dollar, continued to surpass those of U.S. stocks. Although emerging markets experienced noteworthy losses in May, they were strong performers for the half-year.

Market Barometer
	Total Returns
	Periods Ended May 31, 2006
	Six Months	One Year	Five Years[1]
Stocks
Russell 1000 Index (Large-caps)	2.8%	9.4%	2.6%
Russell 2000 Index (Small-caps)	7.0	18.2	9.1
Dow Jones Wilshire 5000 Index (Entire market)	3.4	10.8	3.7
MSCI All Country World Index ex USA (International)	15.4	30.9	11.0

Bonds
Lehman Aggregate Bond Index (Broad taxable market)	0.0%	–0.5%	5.0%
Lehman Municipal Bond Index	1.5	1.9	5.3
Citigroup 3-Month Treasury Bill Index	2.1	3.8	2.1

CPI
Consumer Price Index	2.5%	4.2%	2.6%

1 Annualized.

Advisor’s skill and market environment combined to boost fund’s return

Vanguard Convertible Securities Fund enjoyed a six-month return that significantly outdistanced broad stock and bond markets. The outsized result is attributable to several factors. The fund’s advisor, Oaktree Capital Management, did an excellent job of selecting convertible bonds and convertible preferred stocks that performed well during the period. Top performers represented a wide range of industries, including wireless telecommunications, airlines, casinos, and biotechnology. The fund’s low costs helped provide investors a leg up on funds that bear a heavier cost burden. For a more detailed discussion of the portfolio and the advisor’s strategy, please see the Advisor’s Report that begins on page 6.

The fund’s return also reflected the results of the fixed income markets, specifically the performance of lower-credit-quality bonds. During the half-year, the debt market embraced increased risk, resulting in higher prices (and lower yields) on lower-quality bonds. In a strong economic environment, investors believe lower-rated bonds are less likely to default; thus they bid up the prices of these potentially higher-returning securities. This trend boosted prices for the nearly 90% of the portfolio invested in convertible bonds. These bonds don’t pay as much interest as traditional bonds, but they offer the possibility of a higher total return if the company’s stock performs well.

Annualized Expense Ratios[1]
Your fund compared with its peer group
		Average
		Convertible
	Fund	Securities Fund
Convertible Securities Fund	0.89%	1.51%

[1]	Fund expense ratio reflects the six months ended May 31, 2006. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2005.

Maintain realistic expectations as market cycles wane

Your fund has benefited from two extended rallies—the run-up in prices of lower-quality bonds and the outperformance of equities for small- and mid-sized companies, providing a boost to the potential payoff for investing in convertible bonds. Both trends won’t continue forever; markets cycle through preferences for one segment over another. The portfolio’s lower-quality bonds are very sensitive to the performance of the overall economy. If the economy softens and the threat of defaults increases, investors could lose their appetite for the portfolio’s lower-rated names, reversing the trend of the past six months.

It is important to remember the Convertible Securities Fund’s goal: to provide returns comparable to those of stocks over the long term, but with less risk. The fund’s fixed income component provides more protection than an all-equity portfolio, while the bonds’ link to stock performance provides the potential for higher returns than an all-bond portfolio—an unusual combination that can help diversify a portfolio made up of traditional stock or bond investments.

We hope you keep the fund’s long-term outlook in mind and that you use the fund in a portfolio that provides exposure to multiple asset classes and investment styles.

Thank you for entrusting your assets to Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

June 12, 2006

Advisor’s Report

The 2006 fiscal year for Vanguard Convertible Securities Fund started strongly as a combination of rising underlying equity prices and tighter credit spreads for non-investment-grade securities pushed convertible prices substantially higher.

Mid-cap stocks were particularly strong, with the Russell 2000 Index advancing to all-time highs and easily outpacing the larger-cap equity indexes. However, concerns about inflation and rising interest rates weighed on investors late in the period and curtailed the gains of both equities and convertibles.

In this generally positive environment, we are pleased to report that the fund far outperformed its primary benchmark, the Merrill Lynch All US Convertibles Index. Our outperformance was attributable to specific security selection, with a wide variety of names contributing to our advantage.

The investment environment

Although the convertible market achieved a reasonable return over the past several months, the period was basically uneventful in most respects. Redemptions from convertible hedge funds were not the negative factor they were in early 2005, and overall demand was quite strong most of the time.

The energy sector was by far the most volatile part of the convertible market. It began the period with stellar gains but then fell substantially early in calendar 2006 as oil and gas prices retreated from their elevated levels. However, toward the end of the fiscal half-year, energy prices climbed again and so did prices for most energy-related investments.

The metals and materials groups also were fertile areas for above-average gains and were among the top contributors to the index’s return. Airlines, certain health care names, and several telecommunications issues delivered above-average returns as well. Detracting from performance were convertibles from the media, utilities, and consumer staples sectors. Auto issues remained under particular pressure, reflecting the industry’s well-known challenges. The overall creditworthiness of the convertible market was unchanged during the period.

Helped by the two-tranche, $5 billion Amgen deal, new issuance during the period was reasonable, although somewhat lighter than expected, given the surge in late 2005. Nearly all of the issues were convertible bonds (almost 90%), and most were reasonably priced. Other major deals came from SanDisk, Gilead Sciences, Medtronic, Teva Pharmaceutical, and Nabors Industries.

We remain optimistic about prospects for a more vibrant calendar going forward. Convertible issuance should get a boost from rising interest rates (which make convertibles a relatively cheap way to finance) as well as from increased equity volatility. Issuance in 2006 is expected to total $50 billion to $60 billion, well above 2005’s $37.5 billion.

Our successes

As mentioned above, the fund enjoyed good performance from a wide variety of names in several sectors. Top contributors included convertibles from AMR, American Tower, Commscope, RF Micro Devices, PDL BioPharma, and Scientific Games.

We used the opportunity to steadily scale out of holdings that had risen enough in price to become pure equity substitutes and no longer offered the downside protection we require. We substantially reduced our positions in AMR, Cephalon, and Commscope and eliminated our stakes in American Tower, Amylin Pharmaceuticals, The Pantry, and PDL BioPharma. Many of the convertibles we sold were backed by small- to mid-capitalization equities and, by definition, from lower-credit-quality issuers.

We are finding value now across the entire credit spectrum in the convertibles market, but somewhat more than usual in the investment-grade segment. While we used some of the proceeds from our sales to purchase new issues (including Amgen’s), we allocated a large portion to secondary purchases of mid- to large-capitalization names that we deemed both statistically and fundamentally attractive. These include convertibles from American Express, Electronic Data Systems, Fisher Scientific, Hilton Hotels,

L-3 Communications, Wyeth, and Vornado Realty. All had attractive yields, low-to-moderate conversion premiums, and above-average credit quality, and therefore offered a favorable imbalance of upside potential to downside risk.

Our shortfalls

Detractors from our six-month performance were holdings in CV Therapeutics, Genzyme, Intel, and Sepracor. We have sold Intel and substantially reduced our positions in CV Therapeutics and Sepracor.

Disappointing results also came from Hutchinson Technology and MeriStar Hospitality.

Compared with the benchmark index, we were underweighted in metals and materials issues, which performed very strongly for most of the period. Many of the securities in these groups had undesirable structures or were priced well beyond our normal purchase level. None of our holdings experienced a significant negative credit development.

The fund’s positioning

We continue to pursue a balanced strategy and continue to take profits in order to keep the portfolio correctly positioned. We are very comfortable with the overall credit quality of the portfolio and are fully invested in convertible securities, with a mix of about 90% convertible bonds and 10% convertible preferreds. As usual, the fund has no direct exposure to common stocks. We believe that the convertible securities market is reasonably cheap and that convertibles remain an attractive long-term investment. We remain confident that our portfolio can do reasonably well in a wide variety of market environments.

Larry Keele, Portfolio Manager

Oaktree Capital Management, LLC

June 16, 2006

Major Portfolio Changes

Additions	Comments
Hilton Hotels	Attractive convertible and common-stock price.
Fisher Scientific International	Very attractive convertible characteristics with a strong
fundamental equity story.
Electronic Data Systems	Improving fundamentals; convertible has very
favorable balance of upside/downside characteristics.
Gilead Sciences	Five-year-maturity bond with relatively low conversion
premium and non-call status for life.

Deletions	Comments
American Tower	Reached our price target.
PDL BioPharma	Substantial appreciation led to sale.
The Pantry	Reached our price target.

Fund Profile

As of May 31, 2006

Portfolio Characteristics

Number of Securities	99
Yield	3.4%
Conversion Premium	28.9%
Average Weighted Maturity	4.2 years
Average Coupon	2.6%
Average Quality[1]	Ba3/BB
Average Duration	4.8 years
Foreign Holdings	7.8%
Turnover Rate	162%[2]
Expense Ratio	0.89%[2]
Short-Term Reserves	4%

Sector Diversification (% of portfolio)

Consumer Discretionary	12%
Consumer Staples	1
Energy	8
Financials	7
Health Care	30
Industrials	7
Information Technology	26
Materials	2
Telecommunication Services	1
Utilities	2
Short-Term Reserves	4%

Distribution by Maturity
(% of fixed income portfolio)

Under 1 Year	2%
1–5 Years	83
5–10 Years	14
10–20 Years	0
20–30 Years	1

Distribution by Credit Quality[1]
(% of fixed income portfolio)

Aaa/AAA	0%
Aa/AA	0
A/A	4
Baa/BBB	13
Ba/BB	14
B/B	31
Below B/B	6
Not Rated	32

Volatility Measures
		Broad
	Fund	Index[3]
R-Squared	0.69	1.00
Beta	0.77	1.00

Ten Largest Holdings[4] (% of total net assets)

Fisher Scientific	health care
International Inc.	equipment	3.7%
Teva Pharmaceutical	pharmaceuticals	2.8
Chesapeake Energy Corp.	oil and gas
	exploration and
	production	2.7
Manor Care, Inc.	health care facilities	2.6
Electronic Data Systems	data processing
	and outsourced
	services	2.6
Genzyme Corp.	biotechnology	2.5
Hilton Hotels Corp.	hotels, resorts,
	and cruise lines	2.4
General Motors Corp.	automobile
	manufacturers	2.2
Andrew Corp.	communications
	equipment	2.1
L-3 Communications Corp.	aerospace and
	defense	2.1
Top Ten		25.7%

[1]	Ratings: Moody’s Investors Service, Standard & Poor’s.

[2]	Annualized.

[3]	Dow Jones Wilshire 5000 Index.

[4]	“Ten Largest Holdings” excludes any temporary cash investments and equity index products. See page 23 for a glossary of investment terms.

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): November 30, 1995–May 31, 2006

Average Annual Total Returns: Periods Ended March 31, 2006

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Convertible Securities Fund[3]	6/17/1986	20.32%	8.60%	5.63%	4.09%	9.72%

[1]	Six months ended May 31, 2006.

[2]	CS First Boston Convertibles Index through November 30, 2004; Merrill Lynch All US Convertibles Index thereafter.

[3]	Total return figures do not reflect the 1% fee assessed on redemptions of shares purchased on or after September 15, 2005, and held for less than one year.

Note: See Financial Highlights table on page 17 for dividend and capital gains information.

Financial Statements (unaudited)

Statement of Net Assets

As of May 31, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Face	Market
		Amount	Value•
		($000)	($000)
	Convertible Bonds (87.1%)
	Consumer Discretionary (9.9%)
	Arvinmeritor Inc.
[1]	4.625%, 3/1/26	1,985	2,089
	Caesars Entertainment, Inc.
	4.150%, 4/15/24	5,220	6,867
	Carnival Corp.
	1.132%, 4/29/33	4,380	2,831
	Dick’s Sporting Goods, Inc.
^	1.606%, 2/18/24	9,390	7,042
	Hilton Hotels Corp.
	3.375%, 4/15/23	11,935	15,381
	Liberty Media Corp.
	0.750%, 3/30/08	795	841
	Scientific Games Corp.
[1]	0.750%, 12/1/24	5,555	7,617
	Shuffle Master, Inc.
[1]	1.250%, 4/15/09	785	1,071
	The Interpublic Group of
	Companies, Inc.
	4.500%, 3/15/23	9,960	10,209
	The Walt Disney Co.
	2.125%, 4/15/08	5,835	6,528
	United Auto Group, Inc.
[1]	3.500%, 4/1/26	1,860	1,990
			62,466
	Consumer Staples (1.1%)
	Vector Group Ltd.
	6.250%, 7/15/08	2,740	2,740
	Wild Oats Markets, Inc.
	3.250%, 5/15/34	3,890	4,172
			6,912
	Energy (4.0%)
	Cooper Cameron Corp.
	1.500%, 5/15/09	2,115	3,077
	Hanover Compressor Co.
	4.750%, 1/15/14	805	1,089
	McMoRan Exploration Co.
[1]	5.250%, 10/6/11	4,920	5,763
	5.250%, 10/6/11	405	474
	Nabors Industries Ltd.
[1]	0.940%, 5/15/11	12,090	12,053
	SEACOR Holdings Inc.
	2.875%, 12/15/24	2,125	2,640
			25,096
	Financials (4.5%)
	American Express Credit Corp.
	1.850%, 12/1/33	5,690	5,854
	American Financial Realty Trust
	4.375%, 7/15/24	3,420	3,031
	BankUnited Capital Trust
	3.125%, 3/1/34	4,260	4,244
	Conseco Inc.
[1]	3.500%, 9/30/35	8,840	9,625
	Vornado Realty L.P.
	3.875%, 4/15/25	5,440	5,902
			28,656
	Health Care (30.4%)
	Allergan, Inc.
[1]	1.500%, 4/1/26	4,915	4,651
	Amgen Inc.
[1]	0.125%, 2/1/11	9,140	8,763
	Biomartin Pharmaceutical Inc.
	2.500%, 3/29/13	1,975	2,056
	Cephalon Inc.
	0.000%, 6/15/33	4,905	5,481

		Face	Market
		Amount	Value•
		($000)	($000)
	Cubist Pharmaceuticals, Inc.
	2.250%, 6/15/13	2,245	2,245
	CV Therapeutics
	3.250%, 8/16/13	715	654
	Cytyc Corp.
	2.250%, 3/15/24	1,890	1,961
	Emdeon (WebMD) Corp.
^	3.125%, 9/1/25	8,545	8,470
	First Horizon
	Pharmaceutical Corp.
	1.750%, 3/8/24	10,090	10,733
	Fisher Scientific
	International Inc.
^	3.250%, 3/1/11	20,775	23,424
	Genzyme Corp.
	1.250%, 12/1/08	14,960	15,484
	Gilead Sciences Inc.
1 ^	0.500%, 5/1/11	11,265	10,772
	Invitrogen Corp.
	2.000%, 8/1/23	6,675	7,092
	JDS Uniphase Corp.
[1]	1.000%, 5/15/26	3,270	3,282
	Manor Care, Inc.
	2.125%, 8/1/35	515	574
1 ^	2.125%, 8/1/35	13,995	15,587
	Medarex Inc.
[1]	2.250%, 5/15/11	5,555	5,562
	2.250%, 5/15/11	1,465	1,467
	Medicis Pharmaceutical Corp.
	1.500%, 6/4/33	4,945	4,772
	Medtronic Inc.
[1]	1.500%, 4/15/11	10,460	10,499
	MGI Pharma Inc.
	1.682%, 3/2/11	9,760	6,280
	Omnicare, Inc.
	3.250%, 12/15/35	9,425	8,494
	SFBC International, Inc.
	2.250%, 8/15/24	2,750	2,324
	Teva Pharmaceutical Financial
	1.750%, 2/1/26	18,340	17,492
	Wyeth
	4.238%, 7/15/06	12,650	13,172
			191,291
	Industrials (7.5%)
	Alliant Techsystems Inc.
	2.750%, 2/15/24	3,000	3,262
	AMR Corp.
	4.500%, 2/15/24	2,090	2,717
	C&D Technologies Inc.
[1]	5.250%, 11/1/25	3,485	3,581
	Continental Airlines, Inc.
^	4.500%, 2/1/07	3,475	3,405
	DRS Technologies Inc.
[1]	2.000%, 2/1/26	8,685	9,000
	FTI Consulting
1 ^	3.750%, 7/15/12	3,215	3,549
	3.750%, 7/15/12	450	497
	L-3 Communications Corp.
	3.000%, 8/1/35	13,610	13,202
	Waste Connections Inc.
	3.750%, 4/1/26	595	590
[1]	3.750%, 4/1/26	7,280	7,216
			47,019
	Information Technology (26.5%)
	Amdocs Ltd.
	0.500%, 3/15/24	10,530	10,688
	Andrew Corp.
	3.250%, 8/15/13	13,075	13,255
	Avnet Inc.
	2.000%, 3/15/34	7,820	7,331
	Cadence Design
	0.000%, 8/15/23	4,175	4,973
	Coherent, Inc.
[1]	2.750%, 3/1/11	8,200	8,743
	Commscope Inc.
	1.000%, 3/15/24	610	854
	Conexant Systems Inc.
[1]	4.000%, 3/1/26	9,020	8,670
	Digital River, Inc.
	1.250%, 1/1/24	5,860	6,864
	Electronic Data Systems
	3.875%, 7/15/23	16,115	16,115
	Euronet Worldwide, Inc.
^	1.625%, 12/15/24	1,860	2,188
	3.500%, 10/15/25	5,650	6,321
	FEI Co.
[1]	2.875%, 6/1/13	3,150	3,284
	Flextronics International Ltd.
	1.000%, 8/1/10	8,490	8,065
	Hutchinson Technology Inc.
	2.250%, 3/15/10	5,945	5,633
	3.250%, 1/15/26	1,075	973
	Kulicke & Soffa Industries, Inc.
	0.500%, 11/30/08	8,545	7,114
	LSI Logic
	4.000%, 5/15/10	12,470	12,969

		Face	Market
		Amount	Value•
		($000)	($000)
	Lucent Technologies, Inc.
	2.750%, 6/15/23	4,135	4,099
	Novell Inc.
	0.500%, 7/15/24	7,815	7,131
	Openwave Systems Inc.
	2.750%, 9/9/08	3,215	3,400
	Powerwave Technologies Inc.
	1.250%, 7/15/08	2,895	3,134
	1.875%, 11/15/24	3,015	3,256
	Quantum Corp.
	4.375%, 8/1/10	1,375	1,286
	Red Hat, Inc.
	0.500%, 1/15/24	1,100	1,284
	RF Micro Devices Inc.
	1.500%, 7/1/10	11,840	13,024
	Vishay Intertechnology
	3.625%, 8/1/23	5,415	5,665
			166,319
	Materials (0.7%)
	Apex Silver Mines Ltd.
	4.000%, 9/15/24	4,535	3,481
	Coeur D’Alene
	1.250%, 1/15/24	1,025	933
			4,414
	Telecommunication Services (1.2%)
	Qwest Communications
	International, Inc.
	3.500%, 11/15/25	5,470	7,419

	Utilities (1.3%)
	CMS Energy Corp.
	2.875%, 12/1/24	7,535	8,025
	Total Convertible Bonds
	(Cost $541,421)		547,617

		Shares
	Convertible Preferred Stocks (10.4%)
	Consumer Discretionary (2.2%)
	General Motors Corp.
	6.250% Cvt. Pfd.	679,500	13,590

	Energy (3.6%)
	Chesapeake Energy Corp.
	4.500% Cvt. Pfd.	20,700	1,925
[1]	5.000% Cvt. Pfd.	147,400	15,311
	Goodrich Petroleum Corp.
[1]	5.375% Cvt. Pfd.	111,900	5,525
			22,761
	Financials (2.0%)
	Aspen Insurance
	Holdings, Ltd.
	5.625% Cvt. Pfd.	132,400	6,355
	Conseco Inc.
	5.500% Cvt. Pfd.	46,500	1,331
	Travelers Property
	Casualty Corp.
	4.500% Cvt. Pfd.	197,925	4,920
			12,606
	Materials (1.4%)
	Celanese Corp. Series A
	4.250% Cvt. Pfd.	238,800	7,045
	Freeport-McMoRan
	Copper & Gold, Inc.
	5.500% Cvt. Pfd.	1,410	1,768
			8,813
	Utilities (1.2%)
	NRG Energy, Inc.
	4.000% Cvt. Pfd.	710	963
	5.750% Cvt. Pfd.	25,200	6,347
			7,310
	Total Convertible Preferred Stocks
	(Cost $63,618)		65,080
	Temporary Cash Investments (11.4%)
[2]	Vanguard Market Liquidity
	Fund, 5.010%	22,352,278	22,352
[2]	Vanguard Market Liquidity
	Fund, 5.010%—Note F	49,337,452	49,337
	Total Temporary Cash Investments
	(Cost $71,689)		71,689
	Total Investments (108.9%)
	(Cost $676,728)		684,386
	Other Assets and Liabilities (–8.9%)
	Other Assets—Note C		11,598
	Security Lending Collateral
	Payable to Brokers—Note F		(49,337)
	Other Liabilities		(18,408)
			(56,147)
	Net Assets (100%)
	Applicable to 44,635,016 outstanding
	$.001 par value shares of beneficial
	interest (unlimited authorization)		628,239
	Net Asset Value Per Share		$14.08

At May 31, 2006, net assets consisted of:3
	Amount	Per
	($000)	Share
Paid-in Capital	567,397	$12.72
Undistributed Net
Investment Income	2,788.06
Accumulated Net
Realized Gains	50,396	1.13
Unrealized Appreciation	7,658.17
Net Assets	628,239	$14.08

•	See Note A in Notes to Financial Statements.

^	Part of security position is on loan to broker/dealers. See Note F in Notes to Financial Statements.

[1]

Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2006, the aggregate value of these securities was $164,203,000, representing 26.1% of net assets.

[2]	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

[3]	See Note D in Notes to Financial Statements for the tax-basis components of net assets.

Statement of Operations

Six Months Ended
May 31, 2006
($000)
Investment Income
Income
Dividends	1,495
Interest[1]	9,376
Security Lending	106
Total Income	10,977
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,103
Performance Adjustment	683
The Vanguard Group—Note C
Management and Administrative	769
Marketing and Distribution	84
Custodian Fees	10
Shareholders’ Reports	9
Total Expenses	2,658
Net Investment Income	8,319
Realized Net Gain (Loss) on Investment Securities Sold	50,435
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(13,528)
Net Increase (Decrease) in Net Assets Resulting from Operations	45,226

[1]	Interest income from an affiliated company of the fund was $494,000.

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	May 31,	Nov. 30,
	2006	2005
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	8,319	14,691
Realized Net Gain (Loss)	50,435	21,903
Change in Unrealized Appreciation (Depreciation)	(13,528)	(12,213)
Net Increase (Decrease) in Net Assets Resulting from Operations	45,226	24,381
Distributions
Net Investment Income	(7,418)	(17,976)
Realized Capital Gain[1]	(17,355)	(34,225)
Total Distributions	(24,773)	(52,201)
Capital Share Transactions—Note G
Issued	83,925	47,507
Issued in Lieu of Cash Distributions	21,587	45,081
Redeemed[2]	(49,948)	(471,096)
Net Increase (Decrease) from Capital Share Transactions	55,564	(378,508)
Total Increase (Decrease)	76,017	(406,328)
Net Assets
Beginning of Period	552,222	958,550
End of Period[3]	628,239	552,222

[1]	Includes fiscal 2006 and 2005 short-term gain distributions totaling $2,825,000 and $9,035,000,

respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

[2]	Net of redemption fees of $21,000 and $0.

[3]	Net Assets—End of Period includes undistributed net investment income of $2,788,000 and $1,846,000.

Financial Highlights

	Six Months
	Ended	Year Ended November 30,
For a Share Outstanding	May 31,
Throughout Each Period	2006	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$13.57	$13.62	$13.05	$10.57	$12.12	$12.68
Investment Operations
Net Investment Income	.19	.29	.39	.41	.47	.53
Net Realized and Unrealized Gain (Loss)
on Investments	.93	.48	.60	2.48	(1.53)	(.04)
Total from Investment Operations	1.12	.77	.99	2.89	(1.06)	.49
Distributions
Dividends from Net Investment Income	(.18)	(.32)	(.42)	(.41)	(.49)	(.54)
Distributions from Realized Capital Gains	(.43)	(.50)	—	—	—	(.51)
Total Distributions	(.61)	(.82)	(.42)	(.41)	(.49)	(1.05)
Net Asset Value, End of Period	$14.08	$13.57	$13.62	$13.05	$10.57	$12.12

Total Return[1]	8.44%	5.92%	7.71%	28.07%	–8.88%	3.98%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$628	$552	$959	$817	$291	$300
Ratio of Total Expenses to
Average Net Assets[2]	0.89%[3]	0.86%	0.68%	0.84%	0.95%	0.71%
Ratio of Net Investment Income to
Average Net Assets	2.79%[3]	2.18%	2.94%	3.82%	4.27%	4.21%
Portfolio Turnover Rate	162%[3]	86%	123%	127%	118%	156%

[1]	Total returns do not reflect the 1% fee assessed on redemptions of shares purchased on or after

September 15, 2005, and held for less than one year.

[2]	Includes performance-based investment advisory fee increases (decreases) of 0.23%, 0.20%, 0.06%, 0.13%, 0.21%, and 0.01%.

[3]	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Notes to Financial Statements

Vanguard Convertible Securities Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

B. Oaktree Capital Management, LLC, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the Credit Suisse First Boston Convertible Securities Index for periods prior to December 1, 2004, and the Merrill Lynch All US Convertibles Index beginning December 1, 2004. The benchmark change will be fully phased in by November 30, 2007. For the six months ended May 31, 2006, the investment advisory fee represented an effective annual basic rate of 0.37% of the fund’s average net assets before an increase of $683,000 (0.23%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At May 31, 2006, the fund had contributed capital of $68,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.07% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

Certain of the fund’s convertible preferred stock investments are treated as debt securities for tax purposes. During the six months ended May 31, 2006, the fund realized gains of $41,000 from the sale of these securities, which are included in distributable net investment income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

At May 31, 2006, net unrealized appreciation of investment securities for tax purposes was $7,658,000, consisting of unrealized gains of $23,501,000 on securities that had risen in value since their purchase and $15,843,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended May 31, 2006, the fund purchased $494,813,000 of investment securities and sold $455,406,000 of investment securities, other than temporary cash investments.

F. The market value of securities on loan to broker/dealers at May 31, 2006, was $48,325,000, for which the fund received cash collateral of $49,337,000.

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	May 31, 2006	November 30, 2005
	Shares	Shares
	(000)	(000)
Issued	5,914	3,643
Issued in Lieu of Cash Distributions	1,590	3,418
Redeemed	(3,556)	(36,767)
Net Increase (Decrease) in Shares Outstanding	3,948	(29,706)

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended May 31, 2006
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Convertible Securities Fund	11/30/2005	5/31/2006	Period1
Based on Actual Fund Return	$1,000.00	$1,084.41	$4.63
Based on Hypothetical 5% Yearly Return	1,000.00	1,020.49	4.48

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee or the 1% fee assessed on redemptions of shares held less than one year. These fees are fully described in the prospectus. If these fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

[1]

These calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.89%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

Trustees Approve Advisory Agreement

The board of trustees of Vanguard Convertible Securities Fund has renewed the fund’s investment advisory agreement with Oaktree Capital Management, LLC. The board determined that the retention of Oaktree was in the best interests of the fund and its shareholders.

The board decided to approve the agreement based upon its evaluation of Oaktree’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over both short- and long-term periods and took into account the organizational depth and stability of the firm. Founded in 1995, Oaktree Capital Management specializes in managing convertible securities. The advisor uses a bottom-up investment approach to select convertibles considered to have the best balance of upside potential and downside protection. Discipline is key to the fund’s management; Oaktree invests predominantly in convertibles possessing an attractive combination of conversion and income features—true hybrid securities—and sells the issues when their characteristics become too similar to those of conventional bonds or common stocks. Oaktree is a deep and stable firm, and has advised the fund since 1996.

The board concluded that the advisor’s experience, stability, and performance, among other factors, warranted continuation of the advisory agreement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of relevant benchmarks and peer groups. The board concluded that the advisor has carried out the fund’s investment strategy in disciplined fashion, and that the performance provided by Oaktree has been favorable compared with that of the fund’s benchmark and peer group. Information about the fund’s performance, including some of the data considered by the board, can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was far below the average expense ratio charged by funds in its peer group. The fund’s advisory fee was also well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate.

The board did not consider profitability of Oaktree in determining whether to approve the advisory fee, because Oaktree is independent of Vanguard and the advisory fee is the result of arm’slength negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory agreement again after a one-year period.

Glossary

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers.

Average Weighted Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid. The figure reflects the proportion of fund assets represented by each security.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Conversion Premium. The average percentage by which the weighted average market price of the convertible securities held by a fund exceeds the weighted average market price of their underlying common stocks. For example, if a stock is trading at $25 per share and a bond convertible into the stock is trading at a price equivalent to $30 per share of stock, the conversion premium is 20% ($5 ÷ $25 = 20%).

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund’s net assets represented by securities of companies based outside the United States.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief
Trustee since May 1987;	Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each
Chairman of the Board and	of the investment companies served by The Vanguard Group.
Chief Executive Officer
136 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
136 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of
Business at New York University; Trustee of the Whitehead Institute for Biomedical
Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer
Trustee since December 20012	of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council;
136 Vanguard Funds Overseen	Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005);
Trustee of Drexel University and of the Chemical Heritage Foundation.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and Chief
Trustee since July 1998	Global Diversity Officer (since January 2006), Vice President and Chief Information
136 Vanguard Funds Overseen	Officer (1997–2005), and Member of the Executive Committee of Johnson & Johnson
(pharmaceuticals/consumer products); Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance
Trustee since December 2004	and Banking, Harvard Business School (since 2000); Senior Associate Dean, Director
136 Vanguard Funds Overseen	of Faculty Recruiting, and Chair of Finance Faculty, Harvard Business School; Director
and Chairman of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates
(1985–2004), Genbel Securities Limited (South African financial services firm)
(1999–2003), Gensec Bank (1999–2003), Sanlam, Ltd. (South African insurance company) (2001–2003), and Stockback, Inc. (credit card firm) (2000–2002).

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief
Trustee since January 1993	Executive Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/
136 Vanguard Funds Overseen	lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief
Trustee since April 1985	Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc.
136 Vanguard Funds Overseen	(diesel engines), MeadWestvaco Corp. (packaging products), and AmerisourceBergen
Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver
Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.,
Secretary since July 2005	since November 1997; General Counsel of The Vanguard Group since July 2005;
136 Vanguard Funds Overseen	Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since July 2005.

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
136 Vanguard Funds Overseen

Vanguard Senior Management Team

R. Gregory Barton
Mortimer J. Buckley
James H. Gately
Kathleen C. Gubanich
F. William McNabb, III
Michael S. Miller
Ralph K. Packard
George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1	Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
2	December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard™ > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Connect with Vanguard, and the ship logo are
trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739
All other marks are the exclusive property
of their respective owners.
Institutional Investor Services > 800-523-1036

Text Telephone > 800-952-3335	All comparative mutual fund data are
from Lipper Inc. or Morningstar, Inc.,
unless otherwise noted.

This material may be used in conjunction	You can obtain a free copy of Vanguard’s
with the offering of shares of any	proxy voting guidelines by visiting
Vanguard	our website, www.vanguard.com,
fund only if preceded or accompanied by	and searching for “proxy voting
the fund’s current prospectus.	guidelines,” or by calling
Vanguard at 800-662-2739. They are
also available from
the SEC’s website, www.sec.gov. In
addition, you may
obtain a free report on how your fund
voted the proxies for securities it owned
during the 12 months ended June 30.
To get the report, visit either
www.vanguard.com or www.sec.gov.

You can review and copy information
about your fund
at the SEC’s Public Reference Room in
Washington, D.C.
To find out more about this public
service, call the SEC at 202-551-8090.
Information about your fund is also
available on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request in either
of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail
addressed to the
Public Reference Section, Securities and
Exchange Commission, Washington, DC
20549-0102.

© 2006 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.
Q822 072006

Item 2: Not Applicable

Item 3: Not Applicable

Item 4: Not Applicable

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Not applicable.

Item 11: Controls and Procedures

        (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

        (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant‘s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

        Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD CONVERTIBLE SECURITIES FUND
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	July 20, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD CONVERTIBLE SECURITIES FUND
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	July 20, 2006

VANGUARD CONVERTIBLE SECURITIES FUND
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	July 20, 2006

*By Power of Attorney. See File Number 2-31333, filed on January 23, 2006. Incorporated by Reference.